SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):               August 14, 2003



                               Prime Retail, Inc.
                               -------------------
             (Exact name of registrant as specified in its charter)



             Maryland                       0-23616               38-2559212
----------------------------------     ------------------     ------------------
(State or other jurisdiction              (Commission            (IRS Employer
      of incorporation)                   File Number)       Identification No.)



  100 East Pratt Street
  Nineteenth Floor, Baltimore, Maryland                        21202
-----------------------------------------                    ---------
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code   (410) 234-0782
                                                     --------------

                                    No Change
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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                                   Page - (2)


Item 7.                    Financial Statements and Exhibits.
                           ---------------------------------

         (c) Exhibits.

         Number            Description

          99.1             Press Release issued by Prime Retail, Inc. on August
                           14, 2003



Item 9.                    Regulation FD Disclosure.
                           ------------------------

     The following information is provided pursuant to Item 12 of Form 8-K, "Disclosure of Results of Operations and Financial Condition," as contemplated by SEC Release No. 33-8216.

     On August 14, 2003, Prime Retail, Inc. issued a press release reporting its financial results for the second quarter of 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

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                                   Page - (3)


SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              PRIME RETAIL, INC.
                                              (Registrant)

Date:    August 14, 2003
                                              By:     /s/ Robert A. Brvenik
                                                      ----------------------
                                              Name:   Robert A. Brvenik
                                              Title:  President, Chief Financial
                                                      Officer and Treasurer

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                                   Page - (4)


                                  EXHIBIT INDEX

         Number            Description


          99.1             Press Release issued by Prime Retail, Inc. on August
                           14, 2003